UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2006
EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0001-364541 (Commission File Number)	68-0629883 (IRS Employer Identification No.)
14950 Heathrow Forest Parkway, Suite 111
Houston, Texas 77032
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (832) 327-8000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
General. On October 24, 2006, Eagle Rock Energy Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Eagle Rock Energy GP, L.P., the general partner of the Partnership (the “General Partner”), Eagle Rock Energy G&P, LLC (“G&P”), Eagle Rock Holdings, L.P. (“Holdings”) and the Underwriters named therein providing for the offer and sale in a firm commitment underwritten offering of 12,500,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price of $19.00 per Common Unit ($17.765 per Common Unit, net of underwriting discount). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 1,875,000 Common Units (the “Option”) to cover over-allotments, if any, on the same terms as those Common Units sold by the Partnership.
In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On October 25, 2006, the Partnership announced that it had priced its initial public offering of 12,500,000 Common Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated October 24, 2006 among Eagle Rock Energy Partners, L.P., Eagle Rock Energy GP, L.P., Eagle Rock Energy G&P, LLC, Eagle Rock Holdings, L.P. and UBS Securities LLC, Lehman Brothers Inc. and Goldman, Sachs & Co. as representatives of the several underwriters named therein.

Exhibit 99.1	Eagle Rock Energy Partners, L.P. Press Release dated October 25, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.
By:	EAGLE ROCK ENERGY GP, L.P.,
its General Partner

By:	EAGLE ROCK ENERGY G&P, LLC,
its General Partner

By:	/s/ Joan A.W. Schnepp
	Name:	Joan A.W. Schnepp
	Title:	Executive Vice President and Secretary

October 25, 2006

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated October 24, 2006 among Eagle Rock Energy Partners, L.P., Eagle Rock Energy GP, L.P., Eagle Rock Energy G&P, LLC, Eagle Rock Holdings, L.P. and UBS Securities LLC, Lehman Brothers Inc. and Goldman, Sachs & Co. as representatives of the several underwriters named therein.

Exhibit 99.1	Eagle Rock Energy Partners, L.P. Press Release dated October 25, 2006